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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         ------------------------------

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 10, 2005

                         Commission file number 0-21139

                          DURA AUTOMOTIVE SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

                DELAWARE                                      38-3185711
     (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                       Identification No.)
           2791 RESEARCH DRIVE                                   48309
        ROCHESTER HILLS, MICHIGAN                             (Zip Code)
(Address of principal executive offices)


                                 (248) 299-7500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 10, 2005, Dura Automotive Systems, Inc. issued the press release attached hereto as Exhibit 99.1 announcing earnings for the three and twelve months ended December 31, 2004. The information contained in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K is furnished pursuant to this Item 2.02.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  None

        (b)  None

        (c)  Exhibits

        99.1  Fourth quarter earnings press release dated February 10, 2005.

         The information in this Current Report on Form 8-K and the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    DURA AUTOMOTIVE SYSTEMS, INC.


Date:  February 10, 2005            By /s/ David Bovee
                                       ----------------------------------------
                                       David Bovee
                                       Vice President, Chief Financial Officer
                                       (principal accounting and
                                       financial officer)


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                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION
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
99.1              Fourth quarter earnings press release dated February 10, 2005.